EXHIBIT 99.1

FIRST SUPPLEMENTAL INDENTURE

FIRST SUPPLEMENTAL INDENTURE, dated as of February 6, 2008 (this "Supplemental Indenture"), by and among Hines Nurseries, Inc., a California corporation (the "Company"), having its principal offices at 12621 Jeffrey Road, Irvine, California, Hines Horticulture, Inc., a Delaware corporation (the "Parent"), and The Bank of New York Trust Company, N.A., a national banking association organized under the laws of the United States of America, as successor trustee (the "Trustee").

RECITALS:

WHEREAS, the Company executed and delivered its Indenture, dated as of September 30, 2003, (the "Indenture"), to the Trustee, pursuant to which the Company has $175 million aggregate principal amount of 10.25% Senior Notes due 2011 (the "Notes") outstanding.  Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture;

WHEREAS, Section 9.02 of the Indenture provides that the Company and the Trustee may, with certain exceptions, amend the Indenture and the Notes with the consent of the Holders of not less than a majority in principal amount of the outstanding Notes affected by such amendment;

WHEREAS, the Company has distributed a Consent Solicitation Statement, dated as of January 28, 2008 (the "Solicitation Statement"), and accompanying consent form, dated as of January 28, 2008, to the Holders of the Notes in connection with a certain proposed amendment to the Indenture as described in the Solicitation Statement (the "Proposed Amendment");

WHEREAS, the Holders of more than a majority of the principal amount of the Notes outstanding have duly consented to the Proposed Amendment;

WHEREAS, the Board of Directors of the Company has determined that it is in the best interests of the Company to authorize and approve the Proposed Amendment; and

WHEREAS, an Officers' Certificate and Opinion of Counsel have been delivered to the Trustee in accordance with Sections 9.06, 11.04 and 11.05 of the Indenture.

WHEREAS, the execution and delivery of this Supplemental Indenture have been duly authorized by all necessary corporate action on the part of the Company and the Parent and all conditions and requirements necessary to make this instrument a valid and binding agreement have been duly performed and complied with.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Trustee mutually covenant and agree, for the equal and ratable benefit of the Holders of the Notes, as follows:

ARTICLE I — AMENDMENT

SECTION 1.01. AMENDMENT TO THE REPORTING REQUIREMENTS IN THE INDENTURE.

Section 4.08 of the Indenture is amended and restated in its entirety to read as follows:

“Whether or not required by the rules and regulations of the Commission, so long as any Notes are outstanding, the Parent and the Company will furnish paper copies of the following information and reports to the Trustee, and the Company will make such information and reports available to any Holder of Notes, any beneficial owner of Notes or any prospective investor in the Notes by posting such information and reports on IntraLinks or a comparable password protected electronic transmission system, which will require a confidentiality acknowledgement:

(1) all quarterly and annual information that would be required to be contained in a filing with the Commission on Forms 10-Q and 10-K if the Parent or the Company were required to file such forms with the Commission (in each case in accordance with the Commission’s rules and regulations as in effect as of the Effective Date), including a "Management's Discussion and Analysis of Financial Condition and Results of Operations" that describes the financial condition and results of operations of the Parent, the Company and their respective consolidated Subsidiaries (showing in reasonable detail, either on the face of the financial statements or in the footnotes thereto and in Management's Discussion and Analysis of Financial Condition and Results of Operations, the financial condition and results of operations of the Parent, the Company and the Parent's Restricted Subsidiaries separate from the financial condition and results of operations of the Unrestricted Subsidiaries of the Parent, if any) and, with respect to the annual information only, a report thereon by the Company's certified independent accountants (no review shall be required by the Parent’s or the Company’s independent accountants with respect to quarterly financial statements), in each case within the time periods specified in the Commission’s rules and regulations applicable to non-accelerated filers (if the Parent or the Company were subject to such rules and regulations) as defined in the Commission’s rules and regulations as in effect as of the Effective Date; provided, that, such annual financial information shall not be required to include the information set forth in Items 1, 1A, 1B, 2, 5, 6, 7A, 9A, 9A(T), 9B, 10, 11 and 14 of Form 10-K and Items 3, 4 and 4T of Part I of Form 10-Q and Items 1A and 5 of Part II of Form 10-Q, in each case as in accordance with the Commission’s rules and regulations as in effect as of the Effective Date and provided, further, that such annual information shall include, for the applicable period and the comparable prior period, disclosure regarding percentage of net revenues (i) by customer type (e.g. home centers, mass merchandisers, retail & independent garden center, grocery & hardware and other) and (ii) for each customer accounting for 10% or more of the Company’s net sales; and

(2) all current reports that would be required to be filed with the Commission on Form 8-K if the Parent and the Company were required to file such reports, but excluding executive compensation information required by Item 5.02(f), in each case within six (6) days after the expiration of the time periods specified in the Commission's rules and regulations as in effect as of the Effective Date.

In addition, for so long as any Notes remain outstanding, the Parent and the Company will furnish to the Holders upon their request, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

Notwithstanding the foregoing provisions of this Section 4.08, for so long as the Parent complies with the requirements of Rule 3-10 of Regulation S-X promulgated by the Commission (or any successor provision), the reports, information and other documents required to be provided as described hereunder may, at the Company’s option, be provided by and be those of the Parent rather than the Company.

In addition to the foregoing, upon request, the Company will provide to any Person who, individually or together with its Affiliates, is the beneficial owner (as defined in Rule 13d-3 of the Exchange Act) of 35% or more of the outstanding Notes and upon such Person’s request, will provide to such Person’s Representatives (as defined below), access during normal business hours and upon reasonable notice (i) to make true and correct copies of all documents, reports, financial data and other information such Person may reasonably request, (ii) the right to inspect the Company’s books and records (and to make copies thereof) and its properties and assets, (iii) the right to meet and consult with the principal officers of the Company regarding the business, financial position and operating results of the Company and (iv) the right to meet with the Company’s auditors to the extent acceptable to the auditors (such information, “Supplemental Information”).  The foregoing rights shall not be available to any Person if the Company reasonably believes such Person or any of its Affiliates to be engaged in a Competitive Business.  A Person shall be deemed to be engaged in a Competitive Business if such Person, directly or indirectly, participates in a Competitive Business.  For purposes of this Agreement, the term "participate" includes any interest in any enterprise, whether as an owner, officer, director, employee, partner, sole proprietor, consultant or otherwise; provided that the term "participate" shall not include (i) ownership of less than 2% of the stock of a publicly-held corporation whose stock is traded on a national securities exchange or in the over-the-counter market or (ii) acting as a lender or the ownership of debt securities that are not convertible into equity securities.

Each Person requesting Supplemental Information will be deemed to have agreed to maintain and will maintain the confidentiality of such information to the extent such information would be deemed to constitute Confidential Information, provided that such Person may disclose Confidential Information to (i) its directors, officers, employees, agents, advisors, attorneys and Affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by its Notes) (collectively “Representatives”) who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 4.08 (and such Person requesting Supplemental Information shall be responsible for any breach by its Representatives), (ii) any federal or state regulatory authority having jurisdiction over such Person, or (iii) any other Person to which such delivery or disclosure may be necessary or appropriate to effect compliance with any law, rule, regulation or order applicable to such Person.  On request by the Company in connection with the delivery to any Person of Supplemental Information, such Person will enter into an agreement with the Company embodying the provisions of this Section 4.08 and other provisions as agreed.

The receipt by the Trustee or any Holder of any such reports and documents pursuant to this Section 4.08 shall not constitute notice or constructive notice of any information contained in such documents or determinable from information contained in such documents, including the Company’s compliance with any covenants hereunder (as to which the Trustee is entitled to rely exclusively on an Officers’ Certificate).”

The amendment would add the following terms:

“Competitive Business” means any business which is a direct competitor to the Company’s or its Subsidiaries’ nursery business.

“Confidential Information” means any Supplemental Information delivered pursuant to Section 4.08 by or on behalf of the Parent, the Company or any Subsidiary to any Person, provided that such term shall not include any information that (i) was publicly known or otherwise known to such Person prior to the time of such disclosure, (ii) subsequently becomes publicly known through no act or omission by such Person or its Representatives or any other Person acting on such Person’s behalf, or (iii) otherwise becomes available to such Person on a non-confidential basis from a source other than the Parent, the Company or any Subsidiary provided that such Person has no reasonable basis to believe such source is or was bound by a confidentiality agreement with the Parent, the Company or any Subsidiary.

“Effective Date” means February 6, 2008.

ARTICLE II — MISCELLANEOUS

SECTION 2.01. EFFECT OF SUPPLEMENTAL INDENTURE. From and after the effective date of this Supplemental Indenture, the Indenture and the Notes shall be supplemented in accordance herewith, and this Supplemental Indenture shall form a part of the Indenture and the Notes for all purposes, and every Holder of Notes heretofore or hereafter authenticated and delivered under the Indenture shall be bound thereby.

SECTION 2.02. INDENTURE REMAINS IN FULL FORCE AND EFFECT. Except as supplemented by this Supplemental Indenture, all provisions in the Indenture and the Notes shall remain in full force and effect.

SECTION 2.03. REFERENCES TO SUPPLEMENTAL INDENTURE. Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Supplemental Indenture may refer to the Indenture without making specific reference to this Supplemental Indenture, but nevertheless all such references shall include this Supplemental Indenture unless the context requires otherwise.

SECTION 2.04. CONFLICT WITH TRUST INDENTURE ACT. The Company will comply with the provisions of the TIA. If any provision of this Supplemental Indenture limits, qualifies or conflicts with any provision of the TIA that is required under the TIA to be part of and govern any provision of this Supplemental Indenture, the provision of the TIA shall control. If any provision of this Supplemental Indenture modifies or excludes any provision of the TIA that may be so modified or excluded, the provision of the TIA shall be deemed to apply to the Indenture as so modified or to be excluded by this Supplemental Indenture, as the case may be.

SECTION 2.05. SEVERABILITY. If any court of competent jurisdiction shall determine that any provision in this Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 2.06. HEADINGS. The Article and Section headings of this Supplemental Indenture have been inserted for convenience of reference only, are not to be considered a part of this Supplemental Indenture and shall in no way modify or restrict any of the terms or provisions hereof.

SECTION 2.07. BENEFITS OF SUPPLEMENTAL INDENTURE. Nothing in this Supplemental Indenture or the Notes, express or implied, shall give to any Person, other than the parties hereto and thereto and their successors hereunder and thereunder and the Holders of the Notes any benefit of any legal or equitable right, remedy or claim under the Indenture, this Supplemental Indenture or the Notes.

SECTION 2.08. SUCCESSORS AND ASSIGNS. All agreements by the Company in this Supplemental Indenture shall bind its successors and assigns, whether or not so expressed. All agreements by the Trustee in this Supplemental Indenture shall bind its successors, whether or not so expressed.

SECTION 2.09. TRUSTEE NOT RESPONSIBLE FOR RECITALS. The recitals contained herein shall be taken as the statements of the Company and the Trustee assumes no responsibility for their correctness, or for the validity or sufficiency of this Supplemental Indenture.

SECTION 2.10. CERTAIN DUTIES AND RESPONSIBILITIES OF THE TRUSTEE. In entering into this Supplemental Indenture, the Trustee shall be entitled to the benefit of every provision of the Indenture and the Notes relating to the conduct or affecting the liability of, or affording protection to, the Trustee, whether or not elsewhere herein so provided.

SECTION 2.11. GOVERNING LAW. This Supplemental Indenture shall be governed by, and construed in accordance with, the laws of the State of New York. This Supplemental Indenture is subject to the provisions of the TIA that are required to be part of this Supplemental Indenture and shall, to the extent applicable, be governed by such provisions.

SECTION 2.12. COUNTERPART ORIGINALS. This Supplemental Indenture may be executed in any number of counterparts, and each of such counterparts shall for all purposes be deemed to be an original, but all of such counterparts shall together constitute one and the same instrument.

SECTION 2.13. EFFECTIVENESS. This Supplemental Indenture shall become effective upon the execution and delivery hereof by the Trustee provided for in the Solicitation Statement.

SECTION 2.14. CONFIRMATION. Each of the Company, the Subsidiary Guarantors and the Trustee hereby confirms and reaffirms the Indenture in every particular except as amended and supplemented by this Supplemental Indenture.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.

HINES NURSERIES, INC.

By:  /s/ Claudia M. Pieropan
Name:  Claudia M. Pieropan
Title:   Chief Financial Officer, Secretary & Treasurer

HINES HORTICULTURE, INC.

By:  /s/ Claudia M. Pieropan
Name: Claudia M. Pieropan
Title: Chief Financial Officer, Secretary & Treasurer

THE BANK OF NEW YORK TRUST COMPANY, N.A., as Trustee

By:  /s/ Raymond Torres
Name:  Raymond Torres
Title:  Assistant Vice President